TD WATERHOUSE

                              FAMILY OF FUNDS, INC.

                  Three money market portfolios to choose from:

                             MONEY MARKET PORTFOLIO

                            U.S. GOVERNMENT PORTFOLIO

                               MUNICIPAL PORTFOLIO

                                   PROSPECTUS

                              [TD Waterhouse logo]

                                December 23, 1999

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved any Portfolio's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

                       TD WATERHOUSE FAMILY OF FUNDS, INC.

                                TABLE OF CONTENTS

RISK AND RETURN SUMMARY........................................................4

Investment Objective...........................................................4

Investment Strategies..........................................................4

Principal Risks................................................................4

Who May Want to Invest.........................................................5

Past Performance...............................................................5

Expenses.......................................................................6


HOW TO BUY AND SELL SHARES.....................................................7

How to Buy Shares..............................................................7

How to Sell Shares.............................................................8

How to Exchange Between Portfolios.............................................8

Telephone Transactions.........................................................9

SHAREHOLDER INFORMATION........................................................9

Pricing Your Shares............................................................9

Dividends......................................................................9

Taxes..........................................................................9

Statements to Shareholders....................................................10

Year 2000 Information.........................................................10

PORTFOLIO MANAGEMENT..........................................................10

Investment Manager............................................................10

Administrator.................................................................10

Distributor...................................................................10

Shareholder Servicing.........................................................11

FINANCIAL HIGHLIGHTS..........................................................11

FOR MORE INFORMATION..........................................................12

--------------------------------------------------------------------------------

                       TD WATERHOUSE FAMILY OF FUNDS, INC.

 RISK AND RETURN SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

Each Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

INVESTMENT  STRATEGIES

Each Portfolio is a no-load money market fund. Each Portfolio invests in high quality money market securities that the investment manager believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio's holding period. Particular types of money market securities are described in the Portfolios' Statement of Additional Information.

The MONEY MARKET PORTFOLIO has the flexibility to invest in a broad range of high quality money market securities. The U.S. GOVERNMENT PORTFOLIO offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The MUNICIPAL PORTFOLIO offers income exempt from federal taxes by investing primarily in municipal securities.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that at the time of purchase are in the two highest short-term rating categories or are of equivalent quality in the judgment of the investment manager.

Each  Portfolio may invest in other  investment  companies  consistent  with its
investment  objective  and  strategies.  Any  such  investments,   although  not
currently anticipated, will be made solely in no-load money market funds.

MONEY MARKET PORTFOLIO. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio's investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and asset-backed securities and other money market instruments.

U.S. GOVERNMENT PORTFOLIO. The U.S. Government Portfolio invests exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. A U.S. government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of the Portfolio's shares.

MUNICIPAL PORTFOLIO. The Municipal Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with preservation of capital and liquidity. The Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The
Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("municipal securities"). The income from these securities is exempt from federal income tax, but may be subject to the federal alternative minimum tax.

The Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income.

Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio's risks.

PRINCIPAL RISKS

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio's investments are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing exclusively in U.S. government and agency securities.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

The Portfolios may be appropriate for the following investors:

o Investors looking to earn income at current money market rates from a high quality portfolio.

o    Investors looking for a liquid investment that preserves capital.

o    Investors pursuing a short-term investment goal.

In addition, the Municipal Portfolio may be appropriate for investors looking for income that is exempt from federal income tax.

PAST PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolios by showing changes in the Portfolios' performance from year to year. The table below shows the Portfolios' average annual returns. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR(1)

MONEY MARKET PORTFOLIO

1/1 - 12/31/96:            4.78%

1/1 - 12/31/97:            4.95%

1/1 - 12/31/98:            4.97%
---------------            -----

U.S. GOVERNMENT PORTFOLIO

1/1 - 12/31/96:            4.77%

1/1 - 12/31/97:            4.84%

1/1 - 12/31/98:            4.82%
---------------            -----

MUNICIPAL PORTFOLIO

1/1 - 12/31/96:            2.98%

1/1 - 12/31/97:            3.04%

1/1 - 12/31/98:            2.89%
---------------            -----


For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.26% (for the quarter ended 12/31/97) and 1.15% (for the quarter ended 3/31/97) for the Money Market Portfolio, 1.23% (for the quarter ended 12/31/97) and 1.10% (for the quarter ended 12/31/98) for the U.S. Government Portfolio, and 0.78% (for the quarter ended 12/31/97) and 0.24% (for the quarter ended 6/30/98) for the Municipal Portfolio, respectively.

AVERAGE ANNUAL TOTAL RETURN AS OF  12/31/98(2)

                                                                       SINCE
                                                                      INCEPTION
                                             1 YEAR                  (12/20/95)
                                             ------                  ----------

Money Market Portfolio                       4.97%                     5.06%

U.S. Government Portfolio                    4.82%                     4.97%

Municipal Portfolio                          2.89%                     3.14%


1 For the period from 1/1/99 through 9/30/99, total returns for the Money Market Portfolio, U.S. Government Portfolio, and Municipal Portfolio, were 3.32%, 3.30%, and 1.90%, respectively.

2 As of 12/31/98, 7-day yields for the Money Market Portfolio, U.S. Government Portfolio, and Municipal Portfolio were 4.61%, 4.28%, and 2.93%, respectively. As of the same date, the tax-equivalent 7-day yield for the Municipal Portfolio was 4.58%. For current yield information, please call 1-800-934-4448.

EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                            MONEY MARKET         U.S. GOVERNMENT          MUNICIPAL
                                                              PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                              ---------             ---------             ---------

SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)1

Maximum Sales Charge (Load) Imposed on Purchases                None                  None                  None

ANNUAL OPERATING EXPENSES (expenses deducted from Portfolio assets)

Management Fees 2                                              0.35%                 0.35%                 0.35%

Distribution (12b-1) Fees                                       None                  None                  None

Service Fees 2                                                 0.25%                 0.25%                 0.25%

Other Expenses 2                                               0.32%                 0.34%                 0.35%
                                                               -----                 -----                 -----
Total Operating Expenses 2                                     0.92%                 0.94%                 0.95%


1 Broker-dealers that are not affiliates of the Portfolios' investment manager may impose service fees in connection with the sale of Portfolio shares.

2    The table shows the expenses for each Portfolio's fiscal year ended October
     31, 1999 before expense reductions by the Portfolios'  investment  manager.
     The investment manager voluntarily agreed to reduce the Portfolios' expenses (by paying certain expenses and/or waiving fees) so that the total operating expenses of the Money Market Portfolio, the U.S. Government
     Portfolio and the Municipal Portfolio will not exceed 0.75%, 0.75% and 0.74%, respectively. These expense reductions are voluntary and may be reduced or eliminated at any time upon notifying investors. After expense reductions, the Portfolios' actual expenses for the fiscal year ended
     October 31, 1999 were:



                                           Money                U.S.
                                           Market             Government             Municipal
                                          Portfolio            Portfolio             Portfolio
                                          ---------            ---------             ---------


Management Fees                             0.34%                 0.35%                 0.25%
Service Fees                                0.05%                 0.06%                 0.14%
Other Expenses                              0.32%                 0.34%                 0.35%
                                            -----                 -----                 -----
Total Net Operating Expenses                0.71%                 0.75%                 0.74%


EXAMPLE

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs* would be:


                                                  1 YEAR            3 YEARS          5 YEARS          10 YEARS
                                                  ------            -------          -------          --------
Money Market Portfolio                              $92             $293             $509             $1,131
U.S. Government Portfolio                           $96             $300             $520             $1,155
Municipal Portfolio                                 $97             $303             $525             $1,166

* Assuming that current expense reduction arrangements continue for one year, your costs would be:

                                                  1 year            3 years          5 years          10 years
                                                  ------            -------          -------          --------
Money Market Portfolio                              $77             $276             $492             $1,114
U.S. Government Portfolio                           $77             $280             $501             $1,135
Municipal Portfolio                                 $75             $281             $504             $1,145

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


HOW TO BUY AND SELL SHARES

Investors  may  purchase  shares of the  Portfolios  through an account  with TD
Waterhouse   Investor   Services,   Inc.  ("TD  Waterhouse")  or  certain  other
broker-dealers.

If you would like to purchase shares of a Portfolio through TD Waterhouse and you are not already a customer, you need to open a TD Waterhouse brokerage account by completing and signing a TD Waterhouse New Account Application. To request an application, please call 1-800-934-4448. Mail it, together with your check in the amount you wish to purchase, in the postage-paid envelope provided with the TD Waterhouse New Account Application.

AUTOMATIC SWEEP. By setting up your TD Waterhouse brokerage account for automatic sweep, free credit balances in your brokerage account will be invested or "swept" automatically each business day into the Portfolio you have selected ("Sweep Portfolio"). This feature keeps your money working for you while it is not invested in other securities. "Free credit balances" refers to any settled or cleared funds in your TD Waterhouse brokerage account that are available for payment or investment.

To set up your TD Waterhouse brokerage account for automatic sweep, you should select one of the money market sweep portfolios in the appropriate section of the TD Waterhouse New Account Application. If you already have a TD Waterhouse brokerage account but it is not set up to sweep free credit balances automatically, simply call the TD Waterhouse office handling your account. In most cases, a TD Waterhouse Account Officer will set up your account for automatic sweep while you are on the phone.

While you may purchase shares of any of the Portfolios of TD Waterhouse Family of Funds, Inc. at any time, only one such fund (including a Portfolio) may be designated as your Sweep Portfolio. The sweep feature is subject to the terms and conditions of your TD Waterhouse brokerage account agreement.

ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account, including shares of the Portfolios, are protected up to $150 million for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which $100,000 covers cash. The remaining $149.5 million, which covers securities only, is provided by a private insurance carrier.

INVESTMENT MINIMUMS. There is currently no minimum requirement for initial and subsequent purchases of Portfolio shares. However, Portfolio shares are subject to automatic redemption should the TD Waterhouse brokerage account in which they are held be closed or if TD Waterhouse imposes certain requirements with respect to its brokerage accounts and eligibility for sweep arrangements, including requirements relating to minimum account balances. Any minimum balance requirement will not apply to TD Waterhouse IRA accounts.

TD WATERHOUSE INVESTORS MONEY MANAGEMENT ACCOUNTS. For those TD Waterhouse customers who qualify, a TD Waterhouse Investors Money Management Account provides additional services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Sweep Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Debit Card. You should contact a TD Waterhouse Account Officer for more details. To set up your TD Waterhouse Investors Money Management Account, you should complete the appropriate section of the TD Waterhouse New Account Application.

HOW TO BUY SHARES

Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment are received by the Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

CUSTOMERS OF TD WATERHOUSE

You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.

BY AUTOMATIC SWEEP. Free credit balances in your TD Waterhouse brokerage account will be automatically invested each business day in the Sweep Portfolio you have selected. Checks deposited to your TD Waterhouse brokerage account will be automatically invested in the Sweep Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Sweep Portfolio on the day they are credited to your account.

DIRECT PURCHASES. A TD Waterhouse brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD Waterhouse Account Officer at 1-800-934-4448. You may buy shares by mailing or bringing your check to any TD Waterhouse office. Checks should be made payable to "TD Waterhouse Investor Services, Inc." and you should write your TD Waterhouse account number on the check. The check will be deposited to your TD Waterhouse brokerage account. TD Waterhouse allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

CUSTOMERS OF SELECTED BROKER-DEALERS

Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Portfolios' distributor ("Selected Brokers"). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by a Portfolio or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase Portfolio shares though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolios may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

HOW TO SELL SHARES

To sell (redeem) shares of a Portfolio, you may use any of the methods outlined above under "How to Buy Shares." Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

PAYMENT. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV per share.

AUTOMATIC SWEEP REDEMPTIONS. Shares of your Sweep Portfolio may be sold automatically to satisfy a debit balance in your TD Waterhouse brokerage account. To the extent that there are not a sufficient number of shares of your Sweep Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other fund of the TD Waterhouse Family of Funds, Inc. may be sold. In addition, shares will be sold to settle securities transactions in your TD Waterhouse brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to TD Waterhouse.

If you have a TD Waterhouse Investors Money Management Account and you withdraw cash from your TD Waterhouse brokerage account by way of a check or ATM/VISA Debit Card, shares of your Sweep Portfolio will automatically be sold to satisfy any resulting debit balance. Holders of the ATM/VISA Debit Card will not be liable for unauthorized withdrawals resulting in redemptions of Portfolio shares that occur after TD Waterhouse is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Debit Card is set forth in the TD Waterhouse Investors Money Management Agreement provided to each customer who opens a TD Waterhouse Investors Money Management Account. ATM cash withdrawals may be made through participating financial institutions. Although TD Waterhouse does not charge for ATM withdrawals, institutions may charge a fee in connection with their services.

HOW TO EXCHANGE BETWEEN PORTFOLIOS

You may change your designated Sweep Portfolio to any other Portfolio of the TD Waterhouse Family of Funds, Inc. at any time without charge. You may also exchange shares of a Portfolio for shares of another Portfolio of the TD Waterhouse Family of Funds, Inc. To effect an exchange, call a TD Waterhouse Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to your local TD Waterhouse office. Your letter should reference your TD Waterhouse brokerage account number, the Portfolio from which you are exchanging and the Portfolio(s) into which you are exchanging. At least one registered account holder should sign this letter.

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.

TELEPHONE TRANSACTIONS

As a customer of TD Waterhouse you automatically have the privilege of purchasing, exchanging or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolios will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolios may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolios will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

Each Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolios also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolios reserve the right to terminate or modify this privilege at any time.


SHAREHOLDER INFORMATION


PRICING YOUR SHARES

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each day as of 12:00 noon and as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern time), except on days when either the New York Stock Exchange or the Portfolios' custodian is closed. Each Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under "How to Buy and Sell Shares."

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

DIVIDENDS

On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors.

Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. Dividends are declared daily and are reinvested monthly. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.

TAXES

Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net capital gain, if any, realized by a Portfolio are taxable to shareholders of a Portfolio as a long-term capital gain (taxable, in the case of individuals, at the maximum rate of 20%), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of distribution. Due to the nature of their investments, the Portfolios' distributions will consist primarily of ordinary income.

All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

MUNICIPAL PORTFOLIO. The Municipal Portfolio intends to declare and distribute tax-exempt interest dividends. Shareholders of the Portfolio will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Exempt-interest dividends may be subject to state income taxes or give rise to a federal alternative minimum tax liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains), are taxable to shareholders as ordinary income.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's adjusted current earnings. Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment for purposes of the corporate alternative minimum tax. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Portfolio.

The tax exemption of dividends from the Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

STATEMENTS TO SHAREHOLDERS

The Portfolios do not issue share certificates but record your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, unless you request otherwise, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios will be sent to a single household without regard to the number of shareholders residing at such household.

YEAR 2000 INFORMATION

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, each Portfolio could be adversely affected if the computer systems used by the investment manager or other Portfolio service providers do not properly address this problem prior to January 1, 2000. The investment manager and its affiliates have established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, the investment manager does not anticipate that the transition to the Year 2000 will have any material impact on its ability to continue to service the Portfolios at current levels. In addition, the investment manager has sought assurances from the Portfolios' other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the investment manager will continue to monitor the situation. At this time, however, no assurance can be given that the Portfolios or their service providers have anticipated every step necessary to avoid any adverse effect on the Portfolios attributable to the Year 2000 Problem or that interaction with other non-complying computer systems will not impact their services. In addition, the Portfolios may be subject to similar risks with respect to the issuers of securities in which they invest.

PORTFOLIO MANAGEMENT

INVESTMENT MANAGER

TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Portfolios' investment manager. The investment manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the investment manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. These expense reductions are voluntary and may be reduced or eliminated at any time with notice to investors.

In addition to the Portfolios, the investment manager currently serves as investment manager to TD Waterhouse Trust, National Investors Cash Management Fund, Inc. and TD Waterhouse Bank, N.A. and as of November 30, 1999 had total assets under management in excess of $12.7 billion.

ADMINISTRATOR

As administrator, TD Waterhouse, an affiliate of the investment manager, provides certain administrative services to the Portfolios. For its services as administrator, TD Waterhouse receives from each Portfolio an annual fee, payable monthly, of 0.10% of each Portfolio's average daily net assets. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolios. TD Waterhouse pays FDI's fees for providing these services.


DISTRIBUTOR

FDI acts as distributor of the Portfolios' shares for no compensation.

SHAREHOLDER SERVICING

The Portfolios' Shareholder Servicing Plan permits each Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.25% of the average daily net assets of each Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Portfolio's financial performance since inception of the Portfolio's operations. Certain information reflects financial results for a single share of each Portfolio. The total return amount in the tables represents the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request by calling TD Waterhouse at 1-800-934-4448.


                             MONEY MARKET PORTFOLIO


                                        YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
PER SHARE OPERATING                     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
PERFORMANCE                                1999           1998          1997            1996*
                                           ----           ----          ----            -----

Net asset value, beginning of period     $1.000        $1.000         $1.000           $1.000
                                         ------        ------         ------           ------

Net investment income                     0.044         0.049          0.048            0.041
                                         ------        ------         ------           ------

Distributions from net
investment income                        (0.044)       (0.049)        (0.048)          (0.041)
                                         -------       -------        -------          -------

Net asset value,
end of period                            $1.000        $1.000         $1.000           $1.000
                                         ======        ======         ======           ======

RATIOS

Ratio of expenses to
average net assets                        0.71%         0.75%          0.83%            0.79% (A)

Ratio of net investment
income to average net
assets                                    4.44%         4.92%          4.79%            4.64% (A)

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates                0.21%         0.15%          0.08%            0.13% (A)

SUPPLEMENTAL DATA

Total investment
return (B)                                4.54%         5.04%          4.89%            4.82% (A)

Net assets, end of period           $4,646,268,591  $2,957,725,894  $1,787,786,777  $1,342,610,086
                                    ==============  ==============  ==============  ==============

Average net assets                  $4,035,269,586  $2,302,804,288  $1,592,722,254  $1,104,558,438
                                    ==============  ==============  ==============  ==============


*    The Portfolio commenced operations on December 20, 1995.

(A)  Annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.


                            U.S. GOVERNMENT PORTFOLIO
                            -------------------------

                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
PER SHARE OPERATING                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
PERFORMANCE                              1999            1998            1997             1996*
                                         ----            ----            ----             -----


Net asset
value,  beginning of period             $1.000        $1.000             $1.000          $1.000
                                        ------        ------             ------          ------

Net investment income                    0.044         0.048              0.047           0.041
                                        ------        ------             ------          ------

Distributions from net
investment income                       (0.044)       (0.048)            (0.047)         (0.041)
                                       --------      -------             -------         ------

Net asset value,
end of period                           $1.000        $1.000             $1.000          $1.000
                                        ======        ======             ======          ======

RATIOS

Ratio of expenses to
average net assets                       0.75%         0.78%              0.81%           0.73% (A)

Ratio of net investment
income to average net
assets                                   4.40%         4.80%              4.69%           4.64% (A)

Decrease reflected in above net
expense ratio due to waivers and/or
reimbursements by the investment
manager and its affiliates               0.19%         0.11%              0.07%           0.18% (A)

SUPPLEMENTAL DATA

Total investment
return (B)                               4.47%         4.91%              4.79%           4.82% (A)

Net assets, end of period            $880,720,253   $537,403,768      $402,685,311     $371,046,770
                                     ============   ============      ============     ============


Average net assets                   $678,643,185   $457,821,528      $398,635,777     $293,708,330
                                     ============   ============      ============     ============



*        The Portfolio commenced operations on December 20, 1995.
(A)      Annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.


                               MUNICIPAL PORTFOLIO

                                      YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
PER SHARE OPERATING                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,
PERFORMANCE                              1999           1998            1997             1996*
                                         ----            ----            ----             -----

Net asset
value,  beginning of period             $1.000        $1.000             $1.000          $1.000
                                        ------        ------             ------          ------

Net investment income                    0.026         0.029              0.030           0.026
                                        ------        ------             ------          ------

Distributions from net
investment income                       (0.026)       (0.029)            (0.030)         (0.026)
                                        -------       -------            -------         -------

Net asset value,
end of period                           $1.000        $1.000             $1.000          $1.000
                                        ======        ======             ======          ======

RATIOS
Ratio of expenses to
average net assets                       0.74%         0.72%              0.74%           0.62% (A)

Ratio of net investment
income to average net
assets                                   2.56%         2.93%              2.97%           2.90% (A)

Decrease reflected in  above net
expense  ratio due to waivers
and/or reimbursements by the
investment manager and its
affiliates                               0.21%         0.13%              0.10%           0.23% (A)

SUPPLEMENTAL DATA

Total investment
return (B)                               2.59%         2.98%              3.01%           3.05% (A)


Net assets, end of period           $487,136,694    $381,090,446       $265,623,696     $226,253,394
                                    ============    ============       ============     ============

Average net assets                  $439,705,095    $312,133,086       $252,444,536     $196,592,413
                                    ============    ============       ============     ============




*    The Portfolio commenced operations on December 20, 1995.

(A)  Annualized.

(B) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends.


FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

SHAREHOLDER REPORTS. Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting:

TD Waterhouse  Investor Services, Inc.
Customer Service
100 Wall Street
New York, New York 10005

Telephone:   1-800-934-4448
Hearing impaired:  TTY  800-933-0555
Internet Site:  http://www.tdwaterhouse.com

Text-only versions of the Portfolios'  prospectus and other documents pertaining
to  the   Portfolios   can  be  viewed  online  or   downloaded   from  the  SEC
(http://www.sec.gov).

You also can review and copy information about each Portfolio, including the SAI, at the SEC's public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, call the SEC at 1-202-942-8090.

The Portfolios are series of TD Waterhouse Family of Funds, Inc. whose investment company registration number is 811-9086.

12